Exhibit 10.4

AMENDMENT NO. 5

TO THE

CONTRACT FOR LAUNCH SERVICES

NO. IS-10-008

BETWEEN

IRIDIUM SATELLITE LLC

AND

SPACE EXPLORATION TECHNOLOGIES CORP.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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PREAMBLE

This Amendment No. 5 (the “Amendment”) to the Contract for Launch Services No. IS-10-008, signed on March 19, 2010 between Iridium Satellite LLC and Space Exploration Technologies Corp. (the “Contract”) is entered into on this 15th day of September, 2014, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Customer”) and Space Exploration Technologies Corp., a Delaware corporation, having its office at 1 Rocket Road, Hawthorne, CA 90250 (“Contractor”).

RECITALS

WHEREAS, Customer and Contractor have engaged in discussions relating to changes each would like to incorporate in the Contract reflecting adjustments to the Contract Price, Launch Schedule, and Milestone Payment Schedules for Non-Recurring and Recurring Payment Milestones; and

WHEREAS, the Parties now desire to amend Exhibit B, Exhibit C and Exhibit E of the Contract.

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Customer to Contractor under the Contract and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties agree as follows:

Article 1:   Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

Article 2:   Exhibit B of the Contract is hereby deleted and replaced in its entirety by the Exhibit B attached hereto.

Article 3:   Exhibit C of the Contract is hereby deleted and replaced in its entirety by the Exhibit C attached hereto.

Article 4:   Exhibit E of the Contract is hereby deleted and replaced in its entirety by the Exhibit E attached hereto.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Article 5:   This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 6:   All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

For Customer		For Contractor

IRIDIUM SATELLITE LLC		SPACE EXPLORATION TECHNOLOGIES CORP.

Signature:	/s/ S. Scott Smith	Signature:	/s/ Gwynne Shotwell
Name:	S. Scott Smith	Name:	Gwynne Shotwell
Title:	Chief Operating Officer	Title:	President

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3

EXHIBIT B

LAUNCH SCHEDULE

Firm Launch Mission	Start Date of Launch Slot	Launch Date
[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT C

MILESTONE PAYMENT SCHEDULE

Table C.1 identifies the [***] Milestone Payments.

Table C.1 [***] Payment Milestones

Milestone	Milestone Due Date	Milestone Payment (US$)
[***]	[***]	[***]
Total [***] Payments		$ [***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5

EXHIBIT C

MILESTONE PAYMENT SCHEDULE

MILESTONE PAYMENT SCHEDULE (CONTINUED)

Table C.2 identifies the [***] Milestone [***] for [***] Firm Launches for [***].

Table C.2 [***] Milestones

No.	Milestone Completion Nominal Dates (Months)	Milestone	Milestone Payments (US$)
[***]	[***]	[***]	[***]
[***] Price			$ [***]

Note (1): Milestone payable [***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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6

EXHIBIT C

MILESTONE PAYMENT SCHEDULE

MILESTONE PAYMENT SCHEDULE (CONTINUED)

Table C.3 identifies the [***] Milestone Payments for [***] Firm Launches for [***].

Table C.3 [***] Payment Milestones

No.	Milestone Completion Nominal Dates (Months)	Milestone	Milestone Payments (US$)
[***]	[***]	[***]	[***]
[***] Price			$ [***]

Note (1): Milestone payable [***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT E

ADDITIONAL LAUNCH PRICE

A.           Additional Launch Option [***]

If Customer exercises an Additional Launch [***]. The resulting amount shall be [***].

B.           Additional Launch Milestone Payments

Milestone Payments for such Additional Launch shall be calculated based upon [***].

D.           Application of Additional Launch Reservation Fee

The [***] US Dollars (US$ [***]) Additional Launch reservation fee, to the extent paid by Customer pursuant to Section 2.1.2, shall be added to the Additional Launch price as determined in Section A above, to determine the final Launch Service price for the applicable Additional Launch.

Table E.1.

Additional Launch Price [***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Table E.2.

No	Milestone [***] Dates	Milestone	Milestone Payment (%)
[***]	[***]	[***]	[***]
Additional Launch price Sub Total			[***]%
Reservation Fee			$ [***]
Final Launch Service Price			Sub Total plus $ [***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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